UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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PeopleSoft Comments on Oracle’s Unsolicited Tender Offer Results

PLEASANTON, Calif. – November 20, 2004 – PeopleSoft, Inc. (Nasdaq: PSFT) today responded to Oracle Corporation’s (Nasdaq: ORCL) announcement of the results of their unsolicited $24 per share tender offer.

PeopleSoft’s Board of Directors has met and considered the results of Oracle’s unsolicited tender offer and unanimously reaffirmed its previous conclusion that Oracle’s latest offer is inadequate and that the Company is worth substantially more than the $24 per share offered by Oracle. The Board reiterated that it will not sell the Company for less than it is really worth and that the Company’s business plan creates superior value for stockholders.

A. George “Skip” Battle, Chairman of the Transaction Committee of independent directors, said, “Based on the numerous conversations we have had with our largest stockholders over the past ten days, the Board believes that a majority of our stockholders agree that Oracle’s $24 offer is inadequate and does not reflect PeopleSoft’s real value. This majority is comprised of stockholders who did not tender their shares, as well as stockholders who tendered but told us that they believe PeopleSoft is worth more than $24 per share. We are confident that in the time leading to our 2005 Annual Meeting we will continue to demonstrate PeopleSoft’s superior value to our stockholders.”

On November 10th, prior to announcing that the Board had concluded that Oracle’s offer is inadequate, members of the Transaction Committee contacted Oracle and advised them that the Company would be willing to discuss an offer made by Oracle at an appropriate price – but not $24. The Transaction Committee members told Oracle that its price must reflect both PeopleSoft’s intrinsic value and the fact that PeopleSoft is materially more valuable to Oracle now than it was when Oracle made its inadequate $26 per share offer.

Oracle’s only response has been to repeatedly state that its $24 per share offer is “best and final” and that it will not pay a penny more to PeopleSoft stockholders.

In making its recommendation, the Board considered, among other things:

Substantial sequential growth forecast for fourth quarter 2004: PeopleSoft continues to demonstrate strong sales execution and entered the fourth quarter with a robust pipeline. The Company anticipates substantial sequential growth in license revenue and pro forma and GAAP earnings per share. Specifically, PeopleSoft anticipates that license revenue will be in the range of $175 million to $185 million with total revenue between $700 million and $715 million. Operating margin for the quarter is expected to be in the range of 16% to 18% (pro forma) and 11% to 13% (GAAP). The Company expects to report pro forma and GAAP earnings per share between $0.20 and $0.22 and between $0.14 and $0.16, respectively. For the full year 2004, the Company expects total license revenue between $600 million and $610 million with record total revenue of approximately $2.7 billion.

Strong momentum reflected in guidance for 2005: The Company expects strong momentum in 2005 due primarily to continued growth in license revenue; a growing maintenance revenue stream; focusing on operating efficiency and lowering costs; and the full year benefit of the cost and revenue synergies from the J.D. Edwards acquisition. For 2005, the Company expects license revenue of $640 million to $655 million, an increase of 5% to 10% and total revenue of $2.8 billion to $2.9 billion, representing 4% to 8% growth. The Company also anticipates pro forma operating margins for the year in excess of 20% and GAAP operating margins in excess of 16%. 2005 pro forma earnings per share are expected to be between $1.05 and $1.10 and GAAP earnings per share are expected to be in the range of $0.82 to $0.87. Guidance for 2005 does not include any potential benefit from the elimination of the Oracle overhang.

Alameda lawsuit against Oracle seeking damages in excess of $1 billion goes to trial in January: PeopleSoft claims compensatory damages of more than $1 billion plus punitive damages in the Company’s lawsuit against Oracle, which is scheduled to go to trial before a jury in Oakland, California, on January 10, 2005. PeopleSoft’s complaint alleges that Oracle has engaged in unfair business practices, including a deliberate campaign to mislead PeopleSoft’s customers and disrupt its business.

The Board reaffirms that PeopleSoft is a vibrant, strong Company with a focused, motivated management team and employee base dedicated to executing on the Company’s plan. PeopleSoft will continue to deliver shareholder value by extending its current product leadership, building new products, entering new markets and continuing to deliver the very best customer service in the industry.

About PeopleSoft

PeopleSoft (Nasdaq: PSFT) is the world’s second largest provider of enterprise application software with 12,750 customers in more than 25 industries and 150 countries. For more information, visit us at www.peoplesoft.com.

Forward-Looking Statements

This press release may contain forward-looking statements that state PeopleSoft’s intentions, beliefs, expectations, or predictions for the future. Forward-looking statements often include use of the future tense, words such as “will”, “intends”, “anticipates”, expects”, and similar conditional or forward-looking words and phrases. You are cautioned that these statements are only predictions and may differ materially from actual future events or results. All forward-looking statements are only as of the date they are made and PeopleSoft undertakes no obligation to update or revise them. Forward-looking statements in this press release include those relating to PeopleSoft’s anticipated future revenues, operating margins and earnings per share and other statements relating to the Company’s future prospects, actions and performance and the lawsuit against Oracle scheduled to go to trial in January 2005. Forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include, but are not limited to: the costs and disruption to PeopleSoft’s business arising from the Oracle tender offer and related litigation; the Company’s ability to successfully complete the integration of J.D. Edwards into PeopleSoft and to achieve anticipated synergies; economic and political conditions in the U.S. and abroad; the ability to complete and deliver products and services within currently estimated time frames and budgets; the ability to manage expenses effectively; the ability to achieve revenue from products and services that are under development; competitive and pricing pressures; and other risks referenced from time to time in PeopleSoft’s most recent annual report on Form 10-K and subsequently filed quarterly reports on Form 10-Q, each as filed with the SEC and available without charge at www.sec.gov and www.peoplesoft.com.

Important Additional Information

PeopleSoft’s Board of Directors will be soliciting proxies for use at the 2005 Annual Meeting of Stockholders, and any adjournment or postponement thereof, to vote in favor of a slate of directors to be nominated by the Board of Directors and to vote on any other matters that properly come before the 2005 Annual Meeting. Promptly after filing its definitive proxy statement for the 2005 Annual Meeting with the SEC, PeopleSoft will mail the 2005 Proxy Statement and a WHITE Proxy Card to each PeopleSoft stockholder entitled to vote at the Annual Meeting.

PeopleSoft has engaged Innisfree M&A Incorporated to assist it in soliciting proxies from its stockholders. PeopleSoft has agreed to pay customary compensation to Innisfree M&A Incorporated for such services and to indemnify Innisfree M&A Incorporated and certain related persons against certain liabilities relating to or arising out of the engagement. Certain representatives of Citigroup Global Markets Inc. and Goldman, Sachs & Co., financial advisors to PeopleSoft, and directors, officers and employees of PeopleSoft may solicit proxies for the 2005 Annual Meeting, although no additional compensation will be paid in connection with any such solicitation.

PeopleSoft has filed a Solicitation/Recommendation Statement on Schedule 14D-9 regarding Oracle’s tender offer that contains information regarding the potential interests of members of the Board of Directors and members of management in the tender offer. Information regarding securities ownership by certain members of the Board of Directors and certain members of management as of February 10, 2004 is contained in PeopleSoft’s definitive proxy statement for the 2004 Annual Meeting of Stockholders, dated February 20, 2004. PeopleSoft stockholders should read the Schedule 14D-9 and the 2005 Proxy Statement when it is filed with the SEC (including any amendments to such documents) because these documents contain (or will contain) important information. The 2005 Proxy Statement (when filed), the 2004 Proxy Statement, the Schedule 14D-9 and other public filings made by PeopleSoft with the SEC are available without charge from the SEC’s website at www.sec.gov and from PeopleSoft at www.peoplesoft.com.

Non-GAAP Financial Measures

The Company utilizes financial measures that are not prepared in accordance with generally accepted accounting principles in analyzing financial results because the

Company believes that they are useful to investors and management in evaluating the Company’s ongoing financial performance. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies.

These non-GAAP financial measures facilitate making historical comparisons by excluding the impact of certain events, such as the costs associated with responding to Oracle’s hostile tender offer and the purchase accounting impact of the acquisition of J.D. Edwards. These events might otherwise obscure the results of our ongoing business activities when compared to our competitors or our own historical performance. In addition, presentation of these non-GAAP financial measures enables investors to evaluate the Company’s performance under both the GAAP and pro forma measures that management and the Board of Directors use to evaluate the Company’s performance.

Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Where non-GAAP financial measures have been included in this press release, the Company has reconciled GAAP as currently in effect to the non-GAAP measures in the table below. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies.

	Q4 2004		Year 2005
		Operating		Operating
	EPS	Margin	EPS	Margin
Pro forma	$0.20 to $0.22	16% to 18%	$1.05 to $1.10	> 20%
Amortization of capitalized software and intangible assets	(0.04)	-4%	(0.19)	-3%
Oracle costs	(0.02)	-1%	(0.04)	-1%

GAAP	$0.14 to $0.16	11% to 13%	$0.82 to $0.87	> 16%

Contacts

Steve Swasey
PeopleSoft, Inc.
Public Relations
(925) 694-5230
steve_swasey@peoplesoft.com

Bob Okunski
PeopleSoft, Inc.
Investor Relations
(877) 528-7413
bob_okunski@peoplesoft.com

Joele Frank/Eric Brielmann
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449
jf@joelefrank.com/ewb@joelefrank.com

PeopleSoft Sends Letter to Oracle

PLEASANTON, Calif. — November 20, 2004 - PeopleSoft, Inc. (Nasdaq: PSFT) today sent a letter to Lawrence Ellison, Chief Executive Officer and Jeffrey Henley, Chairman of Oracle Corporation (Nasdaq: ORCL). The full text of the letter follows:

November 20, 2004

Oracle Corporation
500 Oracle Parkway
Redwood Shores, CA 94065
Attention:	Lawrence J. Ellison, Chief Executive Officer
Jeffrey O. Henley, Chairman

Dear Messrs. Ellison and Henley:

          PeopleSoft’s Board of Directors received your letter dated November 19, 2004. Our Board has met and considered the results of Oracle’s unsolicited tender offer and unanimously reaffirmed its previous conclusion that the offer is inadequate and that the Company is worth substantially more than $24 per share.

          Based on the numerous conversations we have had with our largest stockholders over the past ten days, our Board is convinced that a majority of our stockholders agree that your $24 offer is inadequate and does not reflect PeopleSoft’s real value. This majority is comprised of stockholders who did not tender their shares, as well as stockholders who tendered but told us that they believe PeopleSoft is worth more than $24 per share.

          As members of our Board have testified in Delaware and as members of the Transaction Committee told Ms. Catz and Mr. Phillips on November 10, we would be willing to discuss an offer made by Oracle at an appropriate price — but $24 is not that price.

          Just considering our installed base of customers and growing maintenance revenues, PeopleSoft is worth materially more today than when you made your inadequate $26 offer in February. Since the beginning of the year, we have added 418 new license customers, creating additional future annuity revenue and cross-sell opportunities, increased our outlook for forward maintenance revenue by 18% and generated nearly one dollar per share in cash.

          If Oracle is prepared to offer an appropriate price that reflects both PeopleSoft’s intrinsic value and our value to Oracle, please contact me directly.

Very truly yours,

A. George “Skip” Battle
Chairman, Transaction
Committee

cc: Oracle Corporation Board of Directors

About PeopleSoft

PeopleSoft (Nasdaq: PSFT) is the world’s second largest provider of enterprise application software with 12,750 customers in more than 25 industries and 150 countries. For more information, visit us at www.peoplesoft.com.

Forward-Looking Statements

This press release may contain forward-looking statements that state PeopleSoft’s intentions, beliefs, expectations, or predictions for the future. Forward-looking statements often include use of the future tense, words such as “will”, “intends”, “anticipates”, expects”, and similar conditional or forward-looking words and phrases. You are cautioned that these statements are only predictions and may differ materially from actual future events or results. All forward-looking statements are only as of the date they are made and PeopleSoft undertakes no obligation to update or revise them. Forward-looking statements in this press release include those relating to PeopleSoft’s anticipated future revenues, operating margins and earnings per share and other statements relating to the Company’s future prospects, actions and performance and the lawsuit against Oracle scheduled to go to trial in January 2005. Forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include, but are not limited to: the costs and disruption to PeopleSoft’s business arising from the Oracle tender offer and related litigation; the Company’s ability to successfully complete the integration of J.D. Edwards into PeopleSoft and to achieve anticipated synergies; economic and political conditions in the U.S. and abroad; the ability to complete and deliver products and services within currently estimated time frames and budgets; the ability to manage expenses effectively; the ability to achieve revenue from products and services that are under development; competitive and pricing pressures; and other risks referenced from time to time in PeopleSoft’s most recent annual report on Form 10-K and subsequently filed quarterly reports on Form 10-Q, each as filed with the SEC and available without charge at www.sec.gov and www.peoplesoft.com.

Important Additional Information

PeopleSoft’s Board of Directors will be soliciting proxies for use at the 2005 Annual Meeting of Stockholders, and any adjournment or postponement thereof, to vote in favor of a slate of directors to be nominated by the Board of Directors and to vote on any other matters that properly come before the 2005 Annual Meeting. Promptly after filing its definitive proxy statement for the 2005 Annual Meeting with the SEC, PeopleSoft will mail the 2005 Proxy Statement and a WHITE Proxy Card to each PeopleSoft stockholder entitled to vote at the Annual Meeting.

PeopleSoft has engaged Innisfree M&A Incorporated to assist it in soliciting proxies from its stockholders. PeopleSoft has agreed to pay customary compensation to Innisfree M&A Incorporated for such services and to indemnify Innisfree M&A Incorporated and certain related persons against certain liabilities relating to or arising out of the engagement. Certain representatives of Citigroup Global Markets Inc. and Goldman, Sachs & Co., financial advisors to PeopleSoft, and directors, officers and employees of PeopleSoft may solicit proxies for the 2005 Annual Meeting, although no additional compensation will be paid in connection with any such solicitation.

PeopleSoft has filed a Solicitation/Recommendation Statement on Schedule 14D-9 regarding Oracle’s tender offer that contains information regarding the potential interests of members of the Board of Directors and members of management in the tender offer. Information regarding securities ownership by certain members of the Board of Directors and certain members of management as of February 10, 2004 is contained in PeopleSoft’s definitive proxy statement for the 2004 Annual Meeting of Stockholders, dated February 20, 2004. PeopleSoft stockholders should read the Schedule 14D-9 and the 2005 Proxy Statement when it is filed with the SEC (including any amendments to such documents) because these documents contain (or will contain) important information. The 2005 Proxy Statement (when filed), the 2004 Proxy Statement, the Schedule 14D-9 and other public filings made by PeopleSoft with the SEC are available without charge from the SEC’s website at www.sec.gov and from PeopleSoft at www.peoplesoft.com.

Contacts

Steve Swasey
PeopleSoft, Inc.
Public Relations
(925) 694-5230
steve_swasey@peoplesoft.com

Bob Okunski
PeopleSoft, Inc.
Investor Relations
(877) 528-7413
bob_okunski@peoplesoft.com

Joele Frank/Andrew Siegel
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449
jf@joelefrank.com/ewb@joelefrank.com

Dear Fellow Employee:

As you know, Oracle’s unsolicited tender offer expired at midnight on Friday. Since then, PeopleSoft’s board of directors has met and considered the results of the tender offer as well as the numerous conversations that the board and management team have had with our major stockholders over the past 10 days.

Following those discussions, the board determined that the tender results do not change its previous conclusion: Oracle’s latest offer is inadequate and PeopleSoft is worth substantially more than the $24 per share offered by Oracle. The board reiterated that it will not sell the company for less than it is really worth and that it believes the company’s business plan creates superior value for stockholders.

Based on numerous recent conversations with our largest stockholders, the board believes that a majority of our stockholders also agree that Oracle’s $24 offer is inadequate and does not reflect PeopleSoft’s real value. This majority is comprised of stockholders who did not tender their shares, as well as the stockholders who tendered but told us that they believe PeopleSoft is worth more than $24 per share.

On November 10th, prior to announcing that the board had concluded that Oracle’s offer was inadequate, members of the Transaction Committee contacted Oracle and advised them that the company would be willing to discuss an offer made by Oracle at an appropriate price — but not $24. The Transaction Committee members told Oracle that its price must reflect both PeopleSoft’s intrinsic value and the fact that PeopleSoft is materially more valuable to Oracle now than it was when Oracle made its inadequate $26 per share offer.

Oracle’s only response has been to repeatedly state that its $24 per share offer is “best and final” and that it will not pay a penny more to PeopleSoft stockholders. Today, the Transaction Committee has sent a letter to Oracle reiterating the board’s position.

Because of all of you we are worth more and others agree. For example, John Torrey, an analyst with Adams Harkness, recently published a research report in which he stated, “... PeopleSoft is clearly worth substantially more than $24/share to a potential acquirer like Oracle — recognizing the company’s recent fundamental strength and giving the company some credit for its improved outlook for 2005, we maintain our fundamentals-based Buy rating and we are raising our price target to $27.”

It is important to remember that the tender results do not mean that Oracle will be able to buy the tendered shares or acquire PeopleSoft. Oracle cannot purchase the tendered shares unless our board removes the shareholder rights plan, also called a “poison pill.” It is designed to protect stockholders by preventing an unsolicited buyer from acquiring a significant percentage of the company’s shares without the board’s approval.

However, we expect that Oracle will try to use the tender results in its current lawsuit challenging the shareholder rights plan in the Delaware Chancery Court. In November we presented a strong case to the court with compelling evidence that the shareholder rights plan is essential to our efforts to protect and enhance shareholder value. Independent experts who have been monitoring this ongoing saga believe that PeopleSoft will prevail and that the Delaware Court will uphold our shareholder rights plan. According to an article in Friday’s Washington Post,“The likelihood that Oracle would prevail in Delaware court is extremely remote, experts said. The Delaware courts repeatedly have upheld the chief defense against a takeover — known as the poison pill — since the 1980s.”

The board also believes that Oracle is likely to start a “proxy contest” in an attempt to replace the four members of our seven person board who are up for re-election at our 2005 annual meeting. The PeopleSoft board will continue to act in the best interests of stockholders and we are confident that our stockholders will be supportive of PeopleSoft.

Right now, our focus is on the future — and we are counting on you to deliver. We entered the fourth quarter with a robust pipeline and a solid plan that positions us for sustained growth in 2005 and beyond. I want you to know that the entire board and management team have complete confidence in all of you and your ability to execute on the strategy.

I continue to be confident in our future.

We are transforming our product strategy and vision for the future by injecting innovation. To help make this happen, we have brought back Aneel Bhusri, a leading expert in the technology industry and Stan Swete, a highly-regarded product-development executive, and promoted Jesper Andersen, one of the most innovative thinkers I have ever met. These industry veterans are the architects of our strategy and they have already begun implementing our plan. Our next step is to present this strategy to our customers, financial and industry analysts, and to all of you.

When we get this strategy in everyone’s hands, demonstrate important steps in our execution, and deliver a solid Q4 performance, a lot more stockholders will understand why we firmly believe in PeopleSoft.

I promise that Kevin, Phil and I will continue to update you as events unfold.

Dave

Forward-Looking Statements

This letter may contain forward-looking statements that state PeopleSoft’s intentions, beliefs, expectations, or predictions for the future. Forward-looking statements often include use of the future tense, words such as “will,” “intends,” “anticipates,” expects,” and similar conditional or forward-looking words and phrases. You are cautioned that these statements are only predictions and may differ materially from actual future events or results. All forward-looking statements are only as of the date they are made and PeopleSoft undertakes no obligation to update or revise them. Forward-looking statements in this letter include those relating to PeopleSoft’s anticipated future prospects, actions and performance, the lawsuit in the Delaware Chancery Court and the anticipated proxy contest. Forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include, but are not limited to: the costs and disruption to PeopleSoft’s business arising from the Oracle tender offer and related litigation; the Company’s ability to successfully complete the integration of J.D. Edwards into PeopleSoft and to achieve anticipated synergies; economic and political conditions in the U.S. and abroad; the ability to complete and deliver products and services within currently estimated time frames and budgets; the ability to manage expenses effectively; the ability to achieve revenue from products and services that are under development; competitive and pricing pressures; and other risks referenced from time to time in PeopleSoft’s most recent annual report on Form 10-K and subsequently filed quarterly reports on Form 10-Q, each as filed with the SEC and available without charge at www.sec.gov and www.peoplesoft.com.

Important Additional Information

PeopleSoft’s Board of Directors will be soliciting proxies for use at the 2005 Annual Meeting of Stockholders, and any adjournment or postponement thereof, to vote in favor of a slate of directors to be nominated by the Board of Directors and to vote on any other matters that properly come before the 2005 Annual Meeting. Promptly after filing its definitive proxy statement for the 2005 Annual Meeting with the SEC, PeopleSoft will mail the 2005 Proxy Statement and a WHITE Proxy Card to each PeopleSoft stockholder entitled to vote at the Annual Meeting.

PeopleSoft has engaged Innisfree M&A Incorporated to assist it in soliciting proxies from its stockholders. PeopleSoft has agreed to pay customary compensation to Innisfree M&A Incorporated for such services and to indemnify Innisfree M&A Incorporated and certain related persons against certain liabilities relating to or arising out of the engagement. Certain representatives of Citigroup Global Markets Inc. and Goldman, Sachs & Co., financial advisors to PeopleSoft, and directors, officers and employees of PeopleSoft may solicit proxies for the 2005 Annual Meeting, although no additional compensation will be paid in connection with any such solicitation.

PeopleSoft has filed a Solicitation/Recommendation Statement on Schedule 14D-9 regarding Oracle’s tender offer that contains information regarding the potential interests of members of the Board of Directors and members of management in the tender offer. Information regarding securities ownership by certain members of the Board of Directors and certain members of management as of February 10, 2004 is contained in PeopleSoft’s definitive proxy statement for the 2004 Annual Meeting of Stockholders, dated February 20, 2004. PeopleSoft stockholders should read the Schedule 14D-9 and the 2005 Proxy Statement when it is filed with the SEC (including any amendments to such documents) because these documents contain (or will contain) important information. The 2005 Proxy Statement (when filed), the 2004 Proxy Statement, the Schedule 14D-9 and other public filings made by PeopleSoft with the SEC are available without charge from the SEC’s website at www.sec.gov and from PeopleSoft at www.peoplesoft.com.

Permission to use or reproduce the third-party statements excerpted above has neither been sought nor obtained from the authors of publishers thereof.

November 20, 2004

Dear PeopleSoft Customer:

As you may know, Oracle’s unsolicited tender offer expired at midnight, Friday, November 19. Since then, PeopleSoft’s Board of Directors has met to consider the results and to discuss the extensive conversations it and PeopleSoft’s management team have had with a number of stockholders over the past week.

Although Oracle has announced more than 50 percent of PeopleSoft’s outstanding shares were tendered, the Board determined that the results do not change its previous conclusion — that Oracle’s latest offer is inadequate. The Board believes that PeopleSoft is worth substantially more than $24 per share.

The Board is confident that our long-term business plan creates superior value for customers and stockholders, and believes that a majority of our stockholders agree that the offer does not reflect PeopleSoft’s real value. This majority is comprised of stockholders who did not tender their shares, as well as stockholders who tendered but told us they believe PeopleSoft is worth more than $24 per share. It’s also important to note that Oracle has not — and cannot — purchase any of the tendered shares at this time, and that stockholders who tendered their shares can withdraw their shares at any time. We are confident that in the time leading to our 2005 Annual Meeting we will demonstrate PeopleSoft’s superior value to our stockholders.

Here is what Private Capital Management (PCM), one of PeopleSoft’s largest stockholders, has to say:

“PCM has significant concerns as to whether the revised offer fully reflects the value PeopleSoft shareholders may realize over the intermediate term from PeopleSoft’s continued operation as an independent company.”

- Schedule 14D-9, filed with the
Securities and Exchange Commission, November 15, 2004

It is important to remember that the tender results do not mean Oracle will be able to acquire PeopleSoft. Oracle cannot purchase the tendered shares unless our Board has removed the PeopleSoft shareholder rights plan. This plan, often called a “poison pill,” is designed to protect shareholders by preventing an unsolicited buyer from purchasing a significant percentage of PeopleSoft’s shares without the Board’s approval.

Still, we expect Oracle will try to use the majority tender to support its lawsuit challenging the shareholder rights plan in the Delaware Chancery Court. We believe we have presented a strong case to the Court, with compelling evidence that PeopleSoft’s shareholder rights plan is essential to our efforts to protect and enhance shareholder value.

The Board also believes it is likely that Oracle will commence a proxy contest in an attempt to replace the four members of our seven-person Board who are up for reelection at our 2005 Annual Meeting. We are confident that our stockholders will be supportive of PeopleSoft. Despite the court challenge and the threat of a proxy contest, the Board will continue to act in the best interest of stockholders. It is PeopleSoft’s belief that the best way to do that is to continue to help ensure our customers’ success.

PeopleSoft is a strong and vibrant company thanks to the dedication of our customers. Your ongoing support is invaluable as we continue to focus on the future. We are committed to keeping you informed as events unfold.

Sincerely,

Phil Wilmington
Co-President

Forward-Looking Statements

This letter may contain forward-looking statements that state PeopleSoft’s intentions, beliefs, expectations, or predictions for the future. Forward-looking statements often include use of the future tense, words such as “will,” “intends,” “anticipates,” expects,” and similar conditional or forward-looking words and phrases. You are cautioned that these statements are only predictions and may differ materially from actual future events or results. All forward-looking statements are only as of the date they are made and PeopleSoft undertakes no obligation to update or revise them. Forward-looking statements in this letter include those relating to PeopleSoft’s anticipated future prospects, actions and performance, the lawsuit in the Delaware Chancery Court and the anticipated proxy contest. Forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include, but are not limited to: the costs and disruption to PeopleSoft’s business arising from the Oracle tender offer and related litigation; the Company’s ability to successfully complete the integration of J.D. Edwards into PeopleSoft and to achieve anticipated synergies; economic and political conditions in the U.S. and abroad; the ability to complete and deliver products and services within currently estimated time frames and budgets; the ability to manage expenses effectively; the ability to achieve revenue from products and services that are under development; competitive and pricing pressures; and other risks referenced from time to time in PeopleSoft’s most recent annual report on Form 10-K and subsequently filed quarterly reports on Form 10-Q, each as filed with the SEC and available without charge at www.sec.gov and www.peoplesoft.com.

Important Additional Information

PeopleSoft’s Board of Directors will be soliciting proxies for use at the 2005 Annual Meeting of Stockholders, and any adjournment or postponement thereof, to vote in favor of a slate of directors to be nominated by the Board of Directors and to vote on any other matters that properly come before the 2005 Annual Meeting. Promptly after filing its definitive proxy statement for the 2005 Annual Meeting with the SEC, PeopleSoft will mail the 2005 Proxy Statement and a WHITE Proxy Card to each PeopleSoft stockholder entitled to vote at the Annual Meeting.

PeopleSoft has engaged Innisfree M&A Incorporated to assist it in soliciting proxies from its stockholders. PeopleSoft has agreed to pay customary compensation to Innisfree M&A Incorporated for such services and to indemnify Innisfree M&A Incorporated and certain related persons against certain liabilities relating to or arising out of the engagement. Certain representatives of Citigroup Global Markets Inc. and Goldman, Sachs & Co., financial advisors to PeopleSoft, and directors, officers and employees of PeopleSoft may solicit proxies for the 2005 Annual Meeting, although no additional compensation will be paid in connection with any such solicitation.

PeopleSoft has filed a Solicitation/Recommendation Statement on Schedule 14D-9 regarding Oracle’s tender offer that contains information regarding the potential interests of members of the Board of Directors and members of management in the tender offer. Information regarding securities ownership by certain members of the Board of Directors and certain members of management as of February 10, 2004 is contained in PeopleSoft’s definitive proxy statement for the 2004 Annual Meeting of Stockholders, dated February 20, 2004. PeopleSoft stockholders should read the Schedule 14D-9 and the 2005 Proxy Statement when it is filed with the SEC (including any amendments to such documents) because these documents contain (or will contain) important information. The 2005 Proxy Statement (when filed), the 2004 Proxy Statement, the Schedule 14D-9 and other public filings made by PeopleSoft with the SEC are available without charge from the SEC’s website at www.sec.gov and from PeopleSoft at www.peoplesoft.com.

Permission to use or reproduce the third-party statements excerpted above has neither been sought nor obtained from the authors of publishers thereof.